                                                                     Exhibit E-2



               We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 1996 Annual Report on Form 10-KSB of American Communications Services, Inc.


                                           /s/ KPMG Peat Marwick LLP
                               ----------------------------------------------
                                               KPMG Peat Marwick LLP

Washington, DC
March 12, 1998